Exhibit 24

                          POWER OF ATTORNEY

         We, the undersigned directors of Chiquita Brands International, Inc., hereby appoint William A. Tsacalis and Robert W. Olson, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-8 to be filed in connection with the registration of deferred compensation obligations issuable under the 1997 Amended and Restated Chiquita Brands International, Inc. Deferred Compensation Plan including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, any and all amendments to such Registration Statement, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons as of the 14th day of July, 1998 in the capacities indicated:

       Signature                      Title

/s/ Carl H. Lindner           Chairman of the Board and
________________________      Chief Executive Officer
Carl H. Lindner


/s/ Keith E. Lindner          Vice Chairman of the Board
________________________
Keith E. Lindner


/s/ Steven G. Warshaw         Director, President and Chief
________________________      Operating Officer
Steven G. Warshaw


/s/ Fred J. Runk              Director
________________________
Fred J. Runk


/s/ Jean Head Sisco           Director
________________________
Jean Head Sisco


________________________      Director
William W. Verity


/s/ Oliver W. Waddell         Director
________________________
Oliver W. Waddell